Exhibit  32.1




                             CERTIFICATION  PURSUANT  TO  SECTION  906
                             OF  THE  SARBANES-OXLEY  ACT  OF  2002


In connection with the annual report of InterCare DX, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Anthony C. Dike, the Chief Executive Officer, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written  statement  required  by  Section  906,  has  been  provided to
InterCare DX,  Inc.,  and  will  be  retained   by   InterCare DX,  Inc.,  and
furnished to the Securities  and Exchange  Commission or its staff upon request.


DATE: May 17, 2006            By:  /s/  Anthony  C.  Dike
                                        -------------------
                                         Anthony  C.  Dike
                                         Chairman  and  CEO
                        (Principal Executive and Financial Officer)